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EXHIBIT 10.4


                   BANK OF CHINA (HONG KONG) LIMITED

REF: L/CO1/205/05/00554 & 00554-1/F/51619

Date: 22nd July, 2005

COMTECH INTERNATIONAL (HONG KONG) LIMITED

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IMPORTANT NOTICE:        This letter sets out the terms and
                         conditions upon which our bank would
                         provide/continue/renew banking facilities to you. You are advised to read and understand the terms and conditions before accepting this letter.
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Dear Sirs,

RE: GENERAL BANKING FACILITIES

Further to our recent discussions, we are pleased to grant the following general banking facilities (the "FACILITIES") to you subject to our General Terms and Conditions for General Banking Facilities (the "GENERAL TERMS"), an Export Factoring Agreement previously executed and delivered by you to us (if applicable) and the terms and conditions as stated below . Words and expressions defined in the General Terms shall have the same meaning in this letter:-

1. FACILITIES          AMOUNT

    O/D                #                              For United States Dollars:
                                                      Interest shall be charged
                                                      at LIBOR+ 2.25%p.a.
                                                      For Hong Kong Dollars:
                                                      Interest shall be charged
                                                      at HIBOR + 2.25%p.a.

  IIF (90 days)        USD 4,000,000.00 #              Please refer to "Tariffs"
                       (100% of the invoice amount)

  ETD (60 days)        USD 5,000,000.00 @              Please refer to "Tariffs"
                       (80% of the invoice amount)

         # IIF shall be interchanged with O/D up to the extent of USD 1,000,000.00 and vice versa.
         # The Supplier(s) under IIF (90 days) should be approved by us.
         @ Utilization of EID (60 days) are subject to the following conditions:
               1.   The Buyer(s) under EID should be approved by us.
               2. The fund collected from the invoice(s) to be discounted under EID shall be deposited into your designated account maintained with us.
               3. The maximum limit for EID discounted for the Invoice(s) drawn on each Buyer should be approved by us.

2.       CONDITIONS PRECEDENT / COLLATERAL SECURITY(IES):

         The advance of the Facility shall be subject to the conditions precedent that our Bank has received in form and substance satisfactory to us all of the following:-

         o Continuing personal/corporate guarantee(s) executed/to be executed by the following guarantor(s) in our favour to cover general banking facilities from time to time and at any time granted or to be granted by us to you to such extent as we may from time to time deem fit, provided that the total liability of the guarantor(s) under the guarantee shall not be less than the guaranteed amount stated below, together with interest and any other money set out in the guarantee:-

                  Name of the Guarantor(s)            Guaranteed Amount
                  ------------------------            -----------------
                  Comtech Group, Inc.                 All monies


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                        BANK OF CHINA (HONG KONG) LIMITED

REF: L/CO1/205/05/00554 & 00554-1/F/51619

         o Charge of Deposit(s) for the total principal amount of not less than USD 3,000,000.00 (or its 100% equivalent in HK dollars or its 125% equivalent in other foreign currency acceptable to us) together with interest accrued or to be accrued thereon, executed/to be executed in our favour to secure general banking facilities from time to time and at any time granted or to be granted by us to you to such extent as we may FROM time to time deem fit.

         o        Assignment of your Account Receivables due from ZTE (H.K.)
                  Limited, Huawei Tech. Investment Co., Limited, Hongdin International Trading Limited and TCL Mobile Communication
                  (HK) Company Limited duly executed by you in favour of us to secure general banking facilities from time to time and at any time granted by us to you.

         o Legal Opinion issued by United States of America Law Firm for the validity, legality and enforceability in respect of the Guarantee to be executed by Comtech Group, Inc. together with any resolutions and such other documents in a form and substance satisfactory to us.

         o Process Agent Appointment Letter issued by the Guarantor(s) and duly accepted and confirmed by the Process Agent.

         o Such other documents as we may request including those as may be required to evidence any and all licences, authorizations, consents or approvals necessary for the performance by you or the security provider(s) of their respective obligations under this facility letter and the security documents.

3.       OTHER CONDITIONS:

         o The Facilities shall be made available to you against USD deposit(s) (or its 100% equivalent in HK dollars or its 125% equivalent in other foreign currency acceptable to us) from time to time being deposited and charged to us on the proportion base of 3:1 (Facilities : Deposit). The Amount of deposit(s) charged for each time must be in a minimum of USD 1,000,000. 00 and in any higher integral multiples thereof.
         o You shall undertake with us that your Account Receivables due from the Buyer(s) to whom invoice(s) have been discounted for EID shall not be charged or assigned to other banks and/or financial institutions and/or creditors except in our favour.
         o Kang Jingwei shall maintain to be a director and with a controlling interest of at least 50% (direct or indirect) over Comtech Group, Inc..
         o Comtech Group, Inc. shall be your ultimate holding company and with a controlling interest of at least 50%.
         o You are required to render us the bills transaction volume in monetary term of not less than USD12,000,000.00 within one year from the date of your acceptance of this letter. If you fail to do so, USD3,000.00 will be charged and payable by you.
         o You are required to promptly supply to us annually the reports of your sales transaction volume and account receivables relating to your buyers.

4.       TARIFFS (SUBJECT TO CHANGES AT OUR BANK'S SOLE AND ABSOLUTE
         DISCRETION):

         o        INTEREST RATE FOR IMPORT INVOICE FINANCING (90 DAYS):
                  First 90 days (including tenor of draft)
                  United States Dollars : LIBOR + 2%p.a.
                  Hong Kong Dollars : HIBOR+ 2%p.a.

         o        INTEREST RATE FOR EXPORT INVOICE DISCOUNTING (60 DAYS):
                  First 50 days (including tenor of draft)
                  United States Dollars : LIBOR +2%p.a.
                  Hong Kong Dollars: H1BOR + 2%p.a.

         o        HANDLING COMMISSION FOR BILLS TRANSACTIONS
                  - On the first USD50,000.00                               1/4%
                  - On any balance in excess of USD50,000.00               1/24%


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                        BANK OF CHINA (HONG KONG) LIMITED

REF: L/CO1/205/05/00554 & 00554-1/F/51619


UNLESS OTHERWISE STIPULATED HEREIN, ALL OTHER BANK CHARGES AND INTEREST WHICH ARE NOT MENTIONED IN THIS LETTER WILL BE CHARGED AS PER OUR USUAL TARIFF SCALE AND WE HEREBY RESERVE OUR ABSOLUTE RIGHT TO ALTER, AMEND OR REVIEW OUR TARIFF SCALE AT ANY TIME WITHOUT PRIOR NOTICE.

5.       FEES

         o     Handling Charge:         : USD 10,000.00 payable upon acceptance
                                          of this facility letter.
         o     Commitment Fee of O/D:   : If the undrawn balance exceeds 50% of
                                          O/D facility, a commitment fee
                                          of 0.125% per annum will be
                                          charged daily on the undrawn
                                          balance of your O/D facility
                                          and will be payable monthly
                                          in arrears to the debit of
                                          your current account.

Currently, you represent that you do not have any relationship with our Bank's directors or employees. If the facilities are secured by any guarantee(s) or securities provided by any third party (the "Security Provider"), you also represent that none of the Security Provider is so related. You further agree and undertake that if the foregoing is not true and correct or you or any Security Provider becomes related with our Bank's directors or employees, you will promptly notify us in writing.

Please signify your receipt of the General Terms and your understanding and acceptance of this offer by signing and returning to us the duplicate copy of this letter on or before 20TH SEPTEMBER, 2005 , failing which this offer shall lapse.


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                        BANK OF CHINA (HONG KONG) LIMITED


REF: L/CO1/205/05/00554 & 00554-1/F/51619

Should you have any queries, please do feel free to contact our Mr. Chan at 34193492 at any time. We are here to serve you better.


Yours faithfully,
For BANK OF CHINA (HONG KONG) LIMITED


/s/ signature
-------------------------------------
Authorized Signature(s)


After due and careful consideration of the contents of this letter, I/we agree to accept the Facilities and be bound by all the terms and conditions herein set out.

FOR AND ON BEHALF OF
COMTECH INTERNATIONAL (HONG KONG) LIMITED


/s/ signature
-----------------------------------------
Authorized Signature(s)

/s/ signature
----------------------------------------------------
Borrower : Comtech International (Hong Kong) Limited
Date:

After due and careful consideration of the contents of the Facilities and the General Terms (as defined above), I/we agree and accept to act as the Guarantor(s) be bound by all the terms and conditions set out at the above


/s/ signature
-----------------------------------------
Name : Comtech Group, Inc.
Date :


Witness:


/s/ signature
-----------------------------------------
Name:


We, Bank of China (Hong Kong) Limited hereby confirm that the Facilities as mentioned in this letter will be made available to Comtech International (Hong
Kong) Limited on 30th September 2005.

For BANK OF CHINA (HONG KONG) LIMITED


/s/ signature
-----------------------------------------
Authorized Signature(s)


Accepted by
For and on behalf of
COMTECH INTERNATIONAL (HONG KONG) LIMITED


/s/ signature
-----------------------------------------
Authorized Signature(s)
Date: October 7, 2005


Encl.    o        General Terms and Conditions for General Banking Facilities
         o        Certified Extract of the Minutes of Board Resolutions
         o        Deed of Indemnity, Charge Over Deposit(s) and Set-off
         o        Deed of Guarantee (with Board Resolutions)
         o        Process Agent Appointment Letter
         o        Authorization Letter


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